UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 10, 2019

ARGAN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31756	13-1947195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Church Street, Suite 201, Rockville, MD	20850
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 315-0027

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company              ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Title of Each Class:	Trading Symbol(s):	Name of Each Exchange on Which Registered:
Common Stock, $0.15 Par Value	AGX	New York Stock Exchange

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2019, the board of directors (the “Board”) of Argan, Inc. (“Argan” or the “Company”) appointed Mano Koilpillai to serve as a director on the Company’s Board until the Company’s 2020 Annual Meeting of Stockholders and until her successor has been elected and qualified or until her earlier resignation, death or removal.

Ms. Koilpillai has over 30 years of experience in Fortune 50 and private associations and corporations, including non-profit, international, consulting and government entities.  Ms. Koilpillai is the founder, president and chief executive officer of Dynamic Consulting and Accounting, LLC since September 2014.  Additionally, from September 2012 until August 2014, she served as chief financial officer for Defenders of Wildlife, a non-profit organization.

There is no understanding or arrangement between Ms. Koilpillai and any other person pursuant to which Ms. Koilpillai was appointed.

In connection with her service as a member of the Board, Ms. Koilpillai will be paid in accordance with the terms described in the section titled “Compensation of Directors” that begins on page 11 of the Company’s proxy statement that was filed with the Securities and Exchange Commission on May 6, 2019, which description is incorporated herein by reference.

Item 8.01. Other Events.

On September 11, 2019, Argan announced that on September 10, 2019, the Company’s Board declared a regular quarterly cash dividend in the amount of $0.25 per share of common stock, payable on October 31, 2019 to stockholders of record at the close of business on October 23, 2019.

A copy of Argan’s press release announcing the dividend is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release issued by Argan on September 11, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGAN, INC.

Date: September 11, 2019	By:	/s/ David H. Watson
David H. Watson
Senior Vice President, Chief Financial Officer, Treasurer and Secretary